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                                 FORM 8-A/A

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                            Telesensory Corporation
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            (Exact name of Registrant as specified in its charter)


          California                                      77-0208927
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(State of incorporation or organization)            (IRS Employer I.D. No.)


         455 North Bernardo Avenue   Mountain View, California  94043
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                   (Address of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act:


                                     NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.02 par value
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

         Incorporated by reference to the Section entitled "Description of Capital Stock" of the Preliminary Prospectus, contained in Registrant's Registration Statement on Form S-1, Registration Statement No. 333-09295 filed on July 31, 1996, as amended on September 9, 1996, October 1, 1996 and October 8, 1996 (the "S-1 Registration Statement").

Item 2.  Exhibits
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         The following exhibits are filed as a part of this registration statement:

         1.*    Specimen certificate for Registrant's Common Stock;

         2.**   Restated Articles of Incorporation, as amended;
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*    Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.
**   Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  October 9, 1996

                                         TELESENSORY CORPORATION


                                         By: /s/ Robert W. Kamenski
                                             ----------------------------------
                                             Robert W. Kamenski
                                             Chief Financial Officer

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